UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 30, 2006

                           SAFETEK INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                  33-22175               75-2226896
           --------                  --------               ----------
(State or other jurisdiction  (Commission File Number)    (IRS Employer
     of incorporation)                                  Identification No.)

                                 23 Aminadav St.
                             Tel Aviv, Israel, 67898

                    (Address of principal executive offices)

                                 +972-3-561-3468
              (Registrant's Telephone Number, Including Area Code)

               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on January 4, 2006, Safetek International, Inc. (the "Registrant") and Matrix Pharma, Inc., a Delaware corporation ("Matrix"), closed on the transaction contemplated by the Exclusive Patent and Know How License Option Agreement, dated December 28, 2005 (the "License Option Agreement"). Pursuant to the License Option Agreement, the Registrant acquired from Matrix an option to purchase an exclusive, world-wide license in all of Matrix's intellectual property rights in its Thrombin inhibition compounds. Such transaction is more fully discussed in the Registrant's Form 8-K, dated January 4, 2006 and filed with the Securities and Exchange Commission on January 5, 2006.

Pursuant to the License Option Agreement, the Registrant may have exercised such option at any time until March 31, 2006. On March 30, 2006, the Registrant and Matrix signed an amendment extending the exercise date of the option to May 15, 2006. In consideration for Matrix's agreement to extend the exercise date to May 15, 2006, the Registrant agreed that, within five business days after the Registrant files a registration statement, the Registrant will pay Matrix $15,000. Such amount will be deducted from the amount that the Registrant is required to pay to Matrix upon exercise of the option.

For all the terms of the amendment to the License Option Agreement, reference is hereby made to such amendment annexed hereto as Exhibit 10.5. All statements made herein concerning such amendment are qualified by references to said exhibit.

SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of business acquired. Not Applicable
(b) Pro forma financial information.           Not Applicable
(c) Exhibits

Exhibit 10.5 Amendment, dated March 31, 2006, between the Registrant and Matrix Pharma, Inc.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAFETEK INTERNATIONAL, INC.
                                  (Registrant)

                                  By:      /s/ Amnon Presler
                                           -----------------------
                                  Name:    Amnon Presler
                                  Title:   Chief Executive Officer

Date: March 31, 2006

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